EATON VANCE MULTI-ASSET CREDIT FUND (the “Fund”)

Supplement to Summary Prospectus and Prospectus dated March 1, 2022 as revised April 29, 2022 and Statement of Additional Information dated March 1, 2022 as supplemented

Effective March 31, 2023, the portfolio management team for the Fund will be as follows:

Portfolio Managers

Justin H. Bourgette, Vice President of Eaton Vance, has managed the Fund since its inception in October 2011.

Jeffrey D. Mueller, Vice President of EVAIL, has managed the Fund since September 2018.

Kelley Gerrity, Vice President of Eaton Vance, has managed the Fund since December 2018.

Daniel McElaney, Vice President of Eaton Vance, will begin managing the Fund on March 31, 2023.

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